Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Universal Solar Technology, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, WeileiLv, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period presented therein.

Date: May 20, 2014

By:	/s/ WeileiLv
WeileiLv
Principal Financial Officer and Principal Accounting Officer